UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 24, 2003

FLAG Telecom Group Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-29207 (Commission File Number)	N/A (IRS Employer Identification No.)

Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code      1- (441) 296-0909

N/A

 (Former name or former address, if changed since last report)

ITEM 5.                  Other Events

                                On February 24, 2003, FLAG Telecom Group Limited (the “Company”) issued a press release announcing the appointment of Patrick Gallagher as Chief Executive Officer and a Director of the Company, such appointment to be effective on March 1, 2003.  The press release is filed herewith and incorporated by reference herein.

                                The common shares of the Company are currently trading on the Over-the-Counter Market under the ticker symbol “FTGLF.PK”.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                                                                  Exhibits

Exhibit No.             Description

99.1                                                                           Press Release dated February 24, 2003 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED
(Registrant)

Date: February 24, 2003	s/ Kees van Ophem
	Name:	Kees van Ophem
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.             Description

99.1                                                                           Press Release dated February 24, 2003 of the Company.